LEASES (Notes)	6 Months Ended
Jul. 06, 2019
Leases [Abstract]
LEASES
NOTE 7. LEASES
Information about Norbord's ROU assets included in property, plant and equipment is as follows:

(US $ millions)	Land	Buildings	Production Equipment	Total
January 1, 2019	$3	$4	$17	$24
Additions	—	—	2	2
Depreciation	—	—	(5)	(5)
July 6, 2019	$3	$4	$14	$21

During the quarter and year-to-date, less than $1 million and $1 million, respectively, of payments related to short-term leases was included in cost of sales. During the quarter and year-to-date, finance costs include less than $1 million related to lease liabilities.
During the quarter and year-to-date, total cash outflows related to all leases were $3 million and $7 million respectively.
Leases of certain production equipment contain residual value guarantees of the ROU assets at the end of the contract term. At period-end, the expected amount payable under these residual value guarantees was less than $1 million.